UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549-1004

          ----------------------------------------



                          FORM 8-K

                       CURRENT REPORT
               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                       APRIL 18, 2002

                         VIACOM INC.
        --------------------------------------------


                 (Exact name of registrant as
                  specified in its charter)


            Delaware            1-9553        04-2949533
         ---------------      -----------      --------------
       (State or other        Commission     (IRS Employer
        jurisdiction          File Number    Identification
      of incorporation)                      Number)


           1515 Broadway, New York, NY       10036
        --------------------------------------------
   (Address of principal executive offices)     (Zip Code)


                       (212) 258-6000
                       ---------------
     (Registrant's telephone number, including area code)

Item 5.  Other Events
        -------------

On April 18, 2002, Viacom Inc. ("Viacom" or, the "Registrant") and Viacom International Inc. ("Viacom International") entered into an underwriting agreement (the "Underwriting Agreement", a copy of which is attached hereto as Exhibit 1.1) with Banc of America Securities LLC, J.P. Morgan Securities Inc., on behalf of themselves and as representatives for the other underwriters named therein (collectively, the "Underwriters").

On April 25, 2002, pursuant to the Underwriting Agreement, Viacom issued and sold and the Underwriters purchased $700,000,000 aggregate principal amount of Viacom's 5.625% Senior Notes due 2007 (the "Senior Notes") at an initial public offering price of 100% of the principal amount of the Senior Notes, which yielded aggregate proceeds to Viacom of $696,486,000, after payment of the underwriting discount, but before payment of expenses related to the offering.

A form of the Senior Notes, including the guarantee endorsed thereon, is attached hereto as Exhibit 4.1. The Senior Notes were (i) registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-52728) filed on December 26, 2000 and a Registration Statement on Form S-3 (Registration No. 333-62052) filed on May 31, 2001, which Registration Statement also constitutes Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-52728), and the amendment thereto filed on June 13, 2001, and
(ii) issued under an Indenture, dated as of June 22, 2001 (the "Indenture") among Viacom, Viacom International, as guarantor, and The Bank of New York, as trustee (the "Trustee"). The Indenture has been previously filed as
Exhibit 4.2 to Viacom's Current Report on Form 8-K filed on
July 3, 2001.


Item 7.  Financial Statements and Exhibits.
         -------------------------------------

(c) The following exhibits are filed as part of this report on Form 8- K:

         1.1     Underwriting Agreement, dated April 18,
2002, among Viacom and Viacom International and Banc of
America Securities LLC, and J.P. Morgan Securities Inc., on behalf of themselves and as representatives for the other underwriters named therein.

         4.1     Form of 5.625% Senior Notes due 2007,
including the form of guarantee endorsed thereon.

                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VIACOM INC.
			      (Registrant)


                              By:  /s/ Michael D. Fricklas
                                   ------------------------
                                   Michael D. Fricklas
                                   Executive Vice President,
                                    General Counsel
                                    and Secretary




Date:  April 26, 2002

                        EXHIBIT INDEX




Exhibit No.    Description
-----------    ------------

1.1            Underwriting Agreement, dated June
               22, 2001, among Viacom and Viacom International and Banc of America Securities LLC, and J.P. Morgan Securities Inc., on behalf of themselves and as representatives for the other underwriters named therein (filed herewith).

4.1 Form of 5.625% Senior Notes due 2007, including the form of guarantee endorsed thereon (filed herewith).